CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Stated Doc

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 31.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	902
Total Outstanding Loan Balance	$164,525,638*	Min	Max
Average Loan Current Balance	$182,401	$10,198	$943,662
Weighted Average Original LTV	79.2%**
Weighted Average Coupon	7.27%	5.24%	12.88%
Arm Weighted Average Coupon	7.15%
Fixed Weighted Average Coupon	8.24%
Weighted Average Margin	6.12%	2.75%	9.65%
Weighted Average FICO (Non-Zero)	642
Weighted Average Age (Months)	2
% First Liens	97.3%
% Second Liens	2.7%
% Arms	88.5%
% Fixed	11.5%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$164,580,000] of the total [$800,000,100] deal collateral will consist of loans with a documentation-type of “Stated”.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	5	1,355,589	0.8	5.32	77.1	712
5.51 - 6.00	46	13,218,179	8.0	5.85	76.1	672
6.01 - 6.50	94	24,035,936	14.6	6.33	77.8	662
6.51 - 7.00	197	42,814,978	26.0	6.82	77.2	645
7.01 - 7.50	156	29,032,501	17.6	7.30	80.5	639
7.51 - 8.00	140	24,843,649	15.1	7.76	79.4	633
8.01 - 8.50	71	11,522,727	7.0	8.29	80.4	607
8.51 - 9.00	67	8,561,897	5.2	8.75	79.5	597
9.01 - 9.50	23	2,301,212	1.4	9.29	84.7	609
9.51 - 10.00	37	3,452,216	2.1	9.88	86.6	627
10.01 - 10.50	20	909,273	0.6	10.33	95.7	658
10.51 - 11.00	23	1,442,093	0.9	10.79	100.0	659
11.01 - 11.50	14	576,961	0.4	11.32	98.9	651
11.51 - 12.00	1	67,159	0.0	11.75	95.6	620
12.01 - 12.50	6	278,720	0.2	12.32	99.0	623
12.51 - 13.00	2	112,547	0.1	12.67	99.5	629
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	14	2,168,380	1.3	8.41	72.5	514
526 - 550	33	4,892,074	3.0	8.16	68.2	540
551 - 575	60	10,695,733	6.5	7.75	72.4	565
576 - 600	100	19,132,092	11.6	7.38	76.6	589
601 - 625	133	23,978,629	14.6	7.50	78.3	611
626 - 650	172	31,054,925	18.9	7.25	79.5	638
651 - 675	165	30,402,120	18.5	7.15	81.4	662
676 - 700	115	22,050,233	13.4	6.87	82.0	687
701 - 725	54	9,900,340	6.0	7.05	83.4	709
726 - 750	36	5,920,323	3.6	6.86	82.2	736
751 - 775	14	3,165,422	1.9	6.98	83.1	762
776 - 800	5	1,013,571	0.6	6.96	82.9	782
801 - 825	1	151,794	0.1	6.95	80.0	805
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	86	3,077,751	1.9	9.57	86.3	655
50,001 - 100,000	166	12,409,106	7.5	8.28	79.6	630
100,001 - 150,000	188	23,372,815	14.2	7.58	78.9	637
150,001 - 200,000	149	25,754,466	15.7	7.28	78.8	639
200,001 - 250,000	98	22,251,611	13.5	7.24	78.4	632
250,001 - 300,000	65	17,733,372	10.8	7.07	79.9	648
300,001 - 350,000	50	16,258,916	9.9	7.04	79.7	643
350,001 - 400,000	49	18,430,805	11.2	6.65	77.6	653
400,001 - 450,000	18	7,607,918	4.6	6.96	78.8	641
450,001 - 500,000	20	9,554,762	5.8	6.77	82.2	654
500,001 - 550,000	4	2,091,898	1.3	7.02	79.8	640
550,001 - 600,000	3	1,797,500	1.1	7.12	85.0	657
600,001 - 750,000	5	3,241,055	2.0	7.40	76.4	636
900,001 - 950,000	1	943,662	0.6	7.75	68.7	662
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	36	4,673,813	2.8	7.15	40.2	604
50.001 - 55.000	14	2,734,555	1.7	7.50	52.8	577
55.001 - 60.000	13	2,657,379	1.6	7.05	57.4	620
60.001 - 65.000	35	5,660,013	3.4	7.16	63.1	601
65.001 - 70.000	36	6,843,473	4.2	7.02	68.2	626
70.001 - 75.000	75	14,564,890	8.9	7.25	74.1	608
75.001 - 80.000	391	77,960,280	47.4	7.00	79.8	657
80.001 - 85.000	88	20,156,426	12.3	7.30	84.2	620
85.001 - 90.000	81	17,027,316	10.3	7.35	89.4	651
90.001 - 95.000	22	3,886,781	2.4	7.97	94.7	649
95.001 - 100.000	111	8,360,711	5.1	9.62	100.0	670
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	209	34,097,137	20.7	7.62	80.3	640
1.00	21	4,362,089	2.7	7.26	80.2	636
2.00	517	98,437,604	59.8	7.19	79.3	645
2.50	1	236,991	0.1	8.00	85.0	608
3.00	148	26,740,582	16.3	7.12	77.5	634
5.00	6	651,234	0.4	7.55	67.9	668
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Stated Income / Stated Assets	902	164,525,638	100.0	7.27	79.2	642
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	839	155,105,794	94.3	7.25	79.2	640
Second Home	3	881,392	0.5	7.08	80.1	657
Investor	60	8,538,452	5.2	7.71	79.4	672
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	237	67,610,150	41.1	6.87	77.3	644
Florida	120	19,540,435	11.9	7.60	81.3	645
Arizona	45	6,534,791	4.0	7.57	81.4	636
Nevada	32	6,188,231	3.8	7.77	83.0	648
Texas	60	5,195,736	3.2	7.84	80.5	628
Colorado	27	4,485,493	2.7	7.16	81.7	653
New York	23	4,117,800	2.5	7.71	74.4	641
Ohio	30	4,019,808	2.4	7.67	85.2	625
New Jersey	19	3,954,412	2.4	7.19	81.2	635
Illinois	20	3,502,067	2.1	7.13	80.3	636
Washington	24	3,400,145	2.1	7.60	80.9	636
Michigan	28	3,327,460	2.0	7.60	73.5	624
Virginia	16	2,690,505	1.6	7.41	79.2	634
Georgia	20	2,621,582	1.6	7.40	82.9	661
North Carolina	19	2,494,408	1.5	7.79	77.7	623
Other	182	24,842,615	15.1	7.54	80.2	640
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	297	51,777,274	31.5	7.28	83.2	675
Refinance - Rate Term	72	12,789,722	7.8	7.25	78.4	624
Refinance - Cashout	533	99,958,642	60.8	7.27	77.2	626
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	664	137,042,911	83.3	7.15	79.0	642
Arm 3/27	38	7,648,318	4.6	7.19	79.0	617
Arm 5/25	4	939,327	0.6	6.76	56.6	653
Fixed - Balloon 15/30	77	3,902,210	2.4	10.62	99.8	677
Fixed Rate	119	14,992,872	9.1	7.62	77.1	641
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	717	130,111,582	79.1	7.25	79.4	639
PUD	86	14,664,440	8.9	7.49	80.7	640
Condo	51	8,694,135	5.3	7.31	78.2	659
2 Family	34	6,671,142	4.1	7.38	76.3	642
3-4 Family	13	4,122,682	2.5	7.07	75.0	683
Manufactured Housing	1	261,657	0.2	5.64	75.0	698
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	29	8,090,005	5.6	6.66	79.1	684
4.01 - 4.50	14	3,212,228	2.2	6.13	71.4	677
4.51 - 5.00	43	9,053,512	6.2	6.38	79.6	660
5.01 - 5.50	82	19,963,823	13.7	6.70	76.3	650
5.51 - 6.00	118	24,398,179	16.8	6.77	78.9	650
6.01 - 6.50	131	30,557,904	21.0	7.02	80.3	643
6.51 - 7.00	148	27,353,892	18.8	7.47	79.6	624
7.01 - 7.50	61	10,706,005	7.4	8.02	77.9	624
7.51 - 8.00	46	7,593,736	5.2	8.23	81.3	610
8.01 - 8.50	18	2,490,991	1.7	8.88	82.4	599
8.51 - 9.00	15	2,010,668	1.4	9.54	73.6	574
9.51 - 10.00	1	199,614	0.1	9.65	53.3	525
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	294,624	0.2	6.79	85.0	591
16 - 18	3	718,955	0.5	6.15	77.0	679
19 - 21	116	21,554,111	14.8	6.96	76.1	626
22 - 24	544	114,475,221	78.6	7.19	79.5	645
28 - 30	2	336,449	0.2	8.07	79.3	582
31 - 33	10	2,528,379	1.7	7.13	81.0	640
34 - 36	26	4,783,490	3.3	7.15	78.0	607
37 >=	4	939,327	0.6	6.76	56.6	653
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.50 <=	1	128,680	0.1	6.35	80.0	670
9.51 - 11.50	36	10,450,749	7.2	6.67	79.4	669
11.51 - 12.00	60	14,963,514	10.3	6.27	76.5	664
12.01 - 12.50	73	18,578,255	12.8	6.43	79.2	659
12.51 - 13.00	117	27,177,363	18.7	6.82	76.5	638
13.01 - 13.50	82	16,913,878	11.6	7.15	81.1	633
13.51 - 14.00	109	19,890,638	13.7	7.33	80.8	645
14.01 - 14.50	88	13,927,020	9.6	7.57	79.5	637
14.51 - 15.00	75	12,298,742	8.4	8.04	76.7	612
15.01 - 15.50	25	4,801,785	3.3	8.42	80.2	598
15.51 - 16.00	26	4,274,485	2.9	9.00	80.0	589
16.01 - 16.50	8	1,070,328	0.7	9.26	84.0	593
16.51 - 17.00	4	766,893	0.5	9.90	85.4	609
17.51 - 18.00	2	388,225	0.3	10.79	100.0	648
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	5	1,324,754	0.9	6.07	68.5	670
4.51 - 5.50	40	10,291,111	7.1	6.33	76.8	648
5.51 - 6.00	71	18,057,805	12.4	6.30	77.1	663
6.01 - 6.50	96	23,021,640	15.8	6.56	79.3	658
6.51 - 7.00	179	36,709,520	25.2	7.01	78.5	636
7.01 - 7.50	132	25,840,840	17.7	7.46	80.2	637
7.51 - 8.00	95	16,831,543	11.6	7.85	79.2	635
8.01 - 8.50	31	5,138,660	3.5	8.41	82.3	607
8.51 - 9.00	39	5,564,031	3.8	8.85	79.7	594
9.01 - 9.50	9	849,999	0.6	9.28	77.0	603
9.51 - 10.00	7	1,612,428	1.1	9.84	78.0	581
10.51 - 11.00	2	388,225	0.3	10.79	100.0	648
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	48	12,428,138	8.5	7.01	79.2	635
2.00	90	13,176,213	9.0	7.38	77.7	638
3.00	551	115,697,633	79.4	7.12	78.9	642
7.00	17	4,328,572	3.0	7.66	80.4	625
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	606	122,352,287	84.0	7.09	78.8	643
1.50	73	17,808,567	12.2	7.26	80.1	635
2.00	27	5,469,701	3.8	8.07	76.3	603
Total:	706	145,630,556	100.0	7.15	78.9	641

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	711	112,400,950	68.3	7.44	78.8	632
24	33	9,676,954	5.9	6.84	82.4	654
36	6	1,778,500	1.1	6.95	79.4	609
60	137	36,608,554	22.3	6.92	79.3	663
84	1	131,200	0.1	6.65	80.0	650
120	14	3,929,480	2.4	6.91	80.1	685
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0	4	846,752	0.5	6.64	81.7	617
‘1 - 5	1	151,376	0.1	5.88	82.2	676
’10 - 15	6	583,063	0.4	7.63	71.8	639
16 - 20	20	2,055,867	1.2	7.39	76.6	661
21 - 25	38	5,530,126	3.4	7.25	72.7	638
26 - 30	76	11,871,551	7.2	7.31	73.5	630
31 - 35	105	18,529,964	11.3	7.28	79.3	642
36 - 40	160	29,147,180	17.7	7.11	79.4	646
41 - 45	261	49,823,910	30.3	7.31	79.9	641
46 - 50	220	43,043,938	26.2	7.35	80.8	644
51 - 55	11	2,941,912	1.8	7.20	78.3	603
Total:	902	164,525,638	100.0	7.27	79.2	642

  *     Note, for second liens, CLTV is employed in this calculation